Lincoln Financial Group®

You're In Charge®

Statistical Supplement

First Quarter 2022

Lincoln Financial Group
Table of Contents

Notes	1
Credit Ratings	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Fixed-Income Asset Class	22
Fixed-Income Credit Quality	23
Realized Gain (Loss), After-DAC	24
Select GAAP to Non-GAAP Reconciliations	25

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

• We exclude deferred units of LNC stock that are antidilutive from our diluted earnings per share calculation.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), indexed universal life insurance (“IUL”), variable universal life insurance (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL), 15% of total expected premium deposits, and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Page 1a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of financial assets;
▪ Changes in the fair value of equity securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on modification or early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of business or blocks of business; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated May 4, 2022, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 1b

Lincoln Financial Group
Credit Ratings

Ratings as of May 4, 2022
Standard
	A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company	A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company	A	A+	A1	A-
Lincoln Life & Annuity Company of New York	A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Albert Copersino, Vice President, Investor Relations
Email: Albert.Copersino@lfg.com
Phone: 203-257-4493

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Revenues
Insurance premiums	$1,406	$1,398	$1,394	$1,420	$1,477	5.0%
Fee income	1,592	1,670	1,996	1,628	1,568	-1.5%
Net investment income	1,510	1,584	1,576	1,445	1,412	-6.5%
Realized gain (loss)	(181)	(2)	85	(115)	29	116.0%
Amortization of deferred gain on business
sold through reinsurance	9	9	9	19	19	111.1%
Other revenues	198	192	181	207	182	-8.1%
Total revenues	4,534	4,851	5,241	4,604	4,687	3.4%

Expenses
Interest credited	737	737	750	692	697	-5.4%
Benefits	2,226	1,930	2,122	2,251	2,565	15.2%
Commissions and other expenses	1,231	1,326	1,906	1,328	1,236	0.4%
Interest and debt expense	65	65	73	66	66	1.5%
Spark program expense	13	21	22	30	31	138.5%
Total expenses	4,272	4,079	4,873	4,367	4,595	7.6%
Income (loss) before taxes	262	772	368	237	92	-64.9%
Federal income tax expense (benefit)	37	130	50	17	(12)	NM
Net income (loss)	225	642	318	220	104	-53.8%
Adjustment for LNC stock units in our
deferred compensation plans	-	-	-	-	(1)	NM
Net income (loss) available to common
stockholders – diluted	$225	$642	$318	$220	$103	-54.2%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.16	$3.34	$1.68	$1.20	$0.58	-50.0%

ROE, including AOCI
Net income (loss)	4.3%	12.4%	5.9%	4.2%	2.4%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$96,570	$101,003	$100,862	$98,120	$90,561	-6.2%
U.S. government bonds	444	444	443	433	418	-5.9%
State and municipal bonds	6,625	6,919	6,901	6,621	6,001	-9.4%
Foreign government bonds	485	464	512	432	383	-21.0%
Residential mortgage-backed securities	3,077	3,027	2,935	2,525	2,338	-24.0%
Commercial mortgage-backed securities	1,516	1,578	1,594	1,599	1,592	5.0%
Asset-backed securities	7,996	8,177	8,303	8,512	8,929	11.7%
Hybrid and redeemable preferred securities	600	603	535	504	473	-21.2%
Total fixed maturity AFS securities, net of allowance for credit losses	117,313	122,215	122,085	118,746	110,695	-5.6%
Trading securities	4,365	4,232	4,191	4,482	4,385	0.5%
Equity securities	123	174	243	318	346	181.3%
Mortgage loans on real estate, net of allowance for credit losses	17,255	17,586	17,730	17,991	17,892	3.7%
Policy loans	2,502	2,410	2,379	2,364	2,339	-6.5%
Derivative investments	3,453	4,548	4,828	5,437	4,840	40.2%
Other investments	3,548	3,950	4,069	4,292	4,127	16.3%
Total investments	148,559	155,115	155,525	153,630	144,624	-2.6%
Cash and invested cash	1,350	2,389	2,614	2,612	1,960	45.2%
DAC and VOBA	7,665	6,261	5,965	6,081	8,810	14.9%
Premiums and fees receivable	653	583	584	580	671	2.8%
Accrued investment income	1,301	1,254	1,297	1,189	1,247	-4.2%
Reinsurance recoverables, net of allowance for credit losses	16,289	15,981	15,729	20,295	20,044	23.1%
Funds withheld reinsurance assets	528	527	526	517	510	-3.4%
Goodwill	1,778	1,778	1,778	1,778	1,778	0.0%
Other assets	17,298	17,465	17,367	18,036	17,406	0.6%
Separate account assets	171,339	178,795	175,667	182,583	168,879	-1.4%
Total assets	$366,760	$380,148	$377,052	$387,301	$365,929	-0.2%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$39,591	$40,250	$40,641	$41,030	$39,773	0.5%
Other contract holder funds	107,002	108,778	109,297	111,702	112,901	5.5%
Short-term debt	300	300	300	300	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	866	866	866	867	867	0.1%
Financial	5,428	5,468	5,457	5,458	5,694	4.9%
Reinsurance-related embedded derivatives	244	328	304	206	-	-100.0%
Funds withheld reinsurance liabilities	1,976	2,027	2,078	2,118	2,164	9.5%
Payables for collateral on investments	7,597	8,199	8,379	8,946	8,927	17.5%
Other liabilities	12,824	13,392	12,893	13,819	12,012	-6.3%
Separate account liabilities	171,339	178,795	175,667	182,583	168,879	-1.4%
Total liabilities	347,167	358,403	355,882	367,029	351,217	1.2%

Stockholders’ Equity
Common stock	5,057	5,021	4,956	4,735	4,586	-9.3%
Retained earnings	8,775	9,245	9,365	9,096	8,876	1.2%
AOCI:
Unrealized investment gains (losses)	6,040	7,756	7,128	6,674	1,485	-75.4%
Foreign currency translation adjustment	(10)	(10)	(14)	(14)	(19)	-90.0%
Funded status of employee benefit plans	(269)	(267)	(265)	(219)	(216)	19.7%
Total AOCI	5,761	7,479	6,849	6,441	1,250	-78.3%
Total stockholders’ equity	19,593	21,745	21,170	20,272	14,712	-24.9%
Total liabilities and stockholders’ equity	$366,760	$380,148	$377,052	$387,301	$365,929	-0.2%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Income (Loss)
Net income (loss)	$225	$642	$318	$220	$104	-53.8%
Pre-tax adjusted income (loss) from operations	421	729	354	320	333	-20.9%
After-tax adjusted income (loss) from operations (1)	350	608	307	286	294	-16.0%
Adjusted operating tax rate	16.8%	16.5%	13.3%	10.6%	11.5%

Average Stockholders’ Equity
Average equity, including AOCI	$21,146	$20,669	$21,458	$20,721	$17,492	-17.3%
Average AOCI	7,346	6,620	7,164	6,645	3,846	-47.6%
Average equity, excluding AOCI	$13,800	$14,049	$14,294	$14,076	$13,646	-1.1%

ROE, Excluding AOCI
Net income (loss)	6.5%	18.3%	8.9%	6.3%	3.0%
Adjusted income (loss) from operations	10.2%	17.3%	8.6%	8.1%	8.6%

Per Share
Net income (loss) (diluted)	$1.16	$3.34	$1.68	$1.20	$0.58	-50.0%
Adjusted income (loss) from operations (diluted)	1.82	3.17	1.62	1.56	1.66	-8.8%
Dividends declared during the period	0.42	0.42	0.42	0.45	0.45	7.1%

Book value, including AOCI	$102.50	$115.00	$113.77	$114.41	$85.59	-16.5%
Per share impact of AOCI	30.14	39.55	36.81	36.36	7.27	-75.9%
Book value, excluding AOCI	$72.36	$75.45	$76.96	$78.05	$78.32	8.2%

Shares
Repurchased during the period	1.9	2.2	3.1	9.1	5.8	205.3%
End-of-period – basic	191.1	189.1	186.1	177.2	171.9	-10.0%
End-of-period – diluted	192.5	191.4	188.1	179.8	173.8	-9.7%
Average for the period – diluted	193.1	192.2	189.1	183.2	176.4	-8.6%

(1) See reconciliation to net income (loss) on page 25.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Cash Returned to Common Stockholders
Shares repurchased	$105	$150	$200	$650	$400	281.0%
Common dividends	81	80	79	78	80	-1.2%
Total cash returned to common stockholders	$186	$230	$279	$728	$480	158.1%

Leverage Ratio
Short-term debt	$300	$300	$300	$300	$-	-100.0%
Long-term debt	6,294	6,334	6,323	6,325	6,561	4.2%
Total debt (1)	6,594	6,634	6,623	6,625	6,561	-0.5%
Less:
Operating debt (2)	866	866	866	867	867	0.1%
25% of capital securities and subordinated notes	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	306	345	333	335	273	-10.8%
Total numerator	$5,120	$5,121	$5,122	$5,121	$5,119	0.0%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,553	$13,989	$14,042	$13,598	$13,227	-2.4%
Add: 25% of capital securities and subordinated
notes	302	302	302	302	302	0.0%
Total numerator	5,120	5,121	5,122	5,121	5,119	0.0%
Total denominator	$18,975	$19,412	$19,466	$19,021	$18,648	-1.7%

Leverage ratio	27.0%	26.4%	26.3%	26.9%	27.4%

Holding Company Available Liquidity	$758	$762	$754	$1,117	$755	-0.4%

(1) Excludes obligations under finance leases and certain financing arrangements of $546 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$350	$380	$403	$391	$351	0.3%
Retirement Plan Services	70	74	72	68	64	-8.6%
Life Insurance	130	317	113	97	65	-50.0%
Group Protection	(33)	59	(40)	(146)	(52)	-57.6%
Other Operations	(96)	(101)	(194)	(90)	(95)	1.0%
Adjusted income (loss) from operations, before
income taxes	$421	$729	$354	$320	$333	-20.9%

Income (Loss) from Operations, After-Tax
Annuities	$290	$323	$338	$332	$302	4.1%
Retirement Plan Services	57	62	60	57	55	-3.5%
Life Insurance	107	255	93	80	58	-45.8%
Group Protection	(26)	46	(32)	(115)	(41)	-57.7%
Other Operations	(78)	(78)	(152)	(68)	(80)	-2.6%
Adjusted income (loss) from operations	$350	$608	$307	$286	$294	-16.0%

	For the Three Months Ended						For the Trailing Twelve Months
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change	3/31/21	3/31/22	Change
Sources of Earnings, Pre-Tax
Investment spread	$130	$228	$152	$113	$99	-23.8%	$197	$593	201.0%
Mortality/morbidity	39	219	21	(81)	(11)	NM	(107)	149	239.3%
Fees on AUM	332	363	381	355	325	-2.1%	1,206	1,423	18.0%
VA riders	16	20	(6)	23	15	-6.3%	(73)	53	172.6%
Total sources of earnings, before income taxes	517	830	548	410	428	-17.2%	1,223	2,218	81.4%
Other Operations	(96)	(101)	(194)	(90)	(95)	1.0%	(425)	(482)	-13.4%
Adjusted income (loss) from operations, before
income taxes	$421	$729	$354	$320	$333	-20.9%	$798	$1,736	117.5%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	25.2%	27.5%	27.7%	27.6%	23.2%		16.1%	26.7%
Mortality/morbidity	7.5%	26.4%	3.9%	-19.7%	-2.6%		-8.8%	6.7%
Fees on AUM	64.1%	43.6%	69.4%	86.5%	76.0%		98.6%	64.2%
VA riders	3.2%	2.5%	-1.0%	5.6%	3.4%		-5.9%	2.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Annuities
Operating revenues	$1,204	$1,249	$1,267	$1,282	$1,232	2.3%
Deposits	2,814	3,209	2,707	3,011	2,705	-3.9%
Net flows	(776)	(297)	(841)	(655)	(553)	28.7%
Average account values, net of reinsurance	160,099	166,034	169,581	170,953	163,628	2.2%

Retirement Plan Services
Operating revenues	$327	$333	$328	$335	$318	-2.8%
Deposits	2,640	2,789	2,411	3,000	3,367	27.5%
Net flows	347	517	(21)	(380)	946	172.6%
Average account values	89,589	94,096	96,723	98,008	95,843	7.0%

Life Insurance
Operating revenues	$1,939	$2,029	$2,325	$1,844	$1,825	-5.9%
Deposits	1,219	1,278	1,324	1,872	1,334	9.4%
Net flows	793	879	871	1,438	883	11.3%
Average account values, net of reinsurance	58,008	59,056	59,642	51,067	51,236	-11.7%
Average in-force face amount	900,973	916,600	935,096	959,478	985,286	9.4%

Group Protection
Operating revenues	$1,254	$1,247	$1,243	$1,252	$1,303	3.9%
Insurance premiums	1,119	1,107	1,107	1,117	1,169	4.5%

Consolidated
Adjusted operating revenues (1)	$4,762	$4,903	$5,205	$4,769	$4,718	-0.9%
Deposits	6,673	7,276	6,442	7,883	7,406	11.0%
Net flows	364	1,099	9	403	1,276	250.5%
Average account values, net of reinsurance	307,696	319,186	325,946	320,028	310,707	1.0%

(1) See reconciliation to total revenues on page 25.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Sales
Annuities:
Indexed variable	$1,480	$1,600	$853	$977	$1,048	-29.2%
Other variable without GLBs	610	683	739	787	605	-0.8%
Other variable with GLBs	638	742	773	834	678	6.3%
Total variable	2,728	3,025	2,365	2,598	2,331	-14.6%
Fixed	86	184	342	413	374	NM
Total Annuities	$2,814	$3,209	$2,707	$3,011	$2,705	-3.9%
Percent with GLBs	22.7%	23.1%	28.6%	27.7%	25.1%
Percent with GLBs, including the impact of VA reinsurance	22.7%	17.2%	20.2%	20.8%	17.9%

Retirement Plan Services:
First-year sales	$694	$1,102	$745	$1,270	$1,198	72.6%
Recurring deposits	1,946	1,687	1,666	1,730	2,169	11.5%
Total Retirement Plan Services	$2,640	$2,789	$2,411	$3,000	$3,367	27.5%

Life Insurance:
IUL/UL	$18	$20	$24	$42	$26	44.4%
MoneyGuard®	16	23	26	36	22	37.5%
VUL	22	27	40	92	34	54.5%
Term	30	35	42	47	43	43.3%
Executive Benefits	28	21	34	37	30	7.1%
Total Life Insurance	$114	$126	$166	$254	$155	36.0%

Group Protection:
Life	$41	$37	$22	$163	$53	29.3%
Disability	28	37	20	199	47	67.9%
Dental	5	5	6	23	5	0.0%
Total Group Protection	$74	$79	$48	$385	$105	41.9%
Percent employee-paid	66.7%	56.3%	50.1%	35.0%	57.0%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Operating Revenues
Annuities	$1,204	$1,249	$1,267	$1,282	$1,232	2.3%
Retirement Plan Services	327	333	328	335	318	-2.8%
Life Insurance	1,939	2,029	2,325	1,844	1,825	-5.9%
Group Protection	1,254	1,247	1,243	1,252	1,303	3.9%
Other Operations	38	45	42	56	40	5.3%
Total segment operating revenues	$4,762	$4,903	$5,205	$4,769	$4,718	-0.9%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	$116	$121	$115	$125	$112	-3.4%
Retirement Plan Services	69	73	70	80	69	0.0%
Life Insurance	118	126	121	138	117	-0.8%
Group Protection	158	161	163	177	165	4.4%
Other Operations	44	46	143	52	48	9.1%
Total	$505	$527	$612	$572	$511	1.2%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	9.7%	9.6%	9.1%	9.7%	9.1%
Retirement Plan Services	21.2%	21.9%	21.5%	23.8%	21.7%
Life Insurance	6.1%	6.2%	5.2%	7.5%	6.4%
Group Protection	12.5%	13.0%	13.1%	14.1%	12.7%
Other Operations	115.6%	100.8%	345.5%	96.8%	116.6%
Total	10.6%	10.7%	11.8%	12.0%	10.8%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$556	$579	$662	$642	$562	1.1%
Commissions	616	652	656	760	654	6.2%
Taxes, licenses and fees	87	86	79	89	98	12.6%
Interest and debt expense	65	65	66	66	66	1.5%
Expenses associated with reserve financing
and letters of credit	25	25	26	26	26	4.0%
Total adjusted operating commissions and other
expenses incurred	1,349	1,407	1,489	1,583	1,406	4.2%

Less Amounts Capitalized
General and administrative expenses	(51)	(52)	(50)	(70)	(51)	0.0%
Commissions	(233)	(261)	(253)	(361)	(265)	-13.7%
Taxes, licenses and fees	(8)	(11)	(9)	(15)	(11)	-37.5%
Total amounts capitalized	(292)	(324)	(312)	(446)	(327)	-12.0%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,057	1,083	1,177	1,137	1,079	2.1%

Amortization
Amortization of DAC, VOBA and other intangibles	247	317	821	263	289	17.0%
Total operating commissions and other expenses	$1,304	$1,400	$1,998	$1,400	$1,368	4.9%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Annuities
Earned rate on reserves	3.27%	3.10%	3.07%	3.06%	2.99%	(28)
Variable investment income on reserves (1)	0.11%	0.24%	0.28%	0.31%	0.23%	12
Net investment income yield on reserves	3.38%	3.34%	3.35%	3.37%	3.22%	(16)
Interest rate credited to contract holders	2.02%	1.97%	1.90%	1.82%	1.85%	(17)
Interest rate spread	1.36%	1.37%	1.45%	1.55%	1.37%	1
Base spreads excluding variable investment income	1.25%	1.13%	1.17%	1.24%	1.14%	(11)

Retirement Plan Services
Earned rate on reserves	3.64%	3.60%	3.56%	3.51%	3.45%	(19)
Variable investment income on reserves (1)	0.17%	0.21%	0.22%	0.39%	0.19%	2
Net investment income yield on reserves	3.81%	3.81%	3.78%	3.90%	3.64%	(17)
Interest rate credited to contract holders	2.68%	2.69%	2.65%	2.63%	2.55%	(13)
Interest rate spread	1.13%	1.12%	1.13%	1.27%	1.09%	(4)
Base spreads excluding variable investment income	0.96%	0.91%	0.91%	0.88%	0.90%	(6)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.71%	4.68%	4.64%	4.67%	4.60%	(11)
Variable investment income on reserves (1)	1.05%	1.38%	1.23%	0.85%	0.54%	(51)
Net investment income yield on reserves	5.76%	6.06%	5.87%	5.52%	5.14%	(62)
Interest rate credited to contract holders	3.76%	3.78%	3.76%	3.76%	3.77%	1
Interest rate spread	2.00%	2.28%	2.11%	1.76%	1.37%	(63)
Base spreads excluding variable investment income	0.95%	0.90%	0.88%	0.91%	0.83%	(12)

Total (2)
Earned rate (3)	3.96%	3.94%	3.93%	3.80%	3.80%	(16)
Variable investment income (1) (3)	0.59%	0.78%	0.72%	0.53%	0.36%	(23)
Net investment income yield (3)	4.55%	4.72%	4.65%	4.33%	4.16%	(39)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$32	$27	$30	$27	$30	-6.3%
Fee income	652	679	690	702	658	0.9%
Net investment income	328	352	371	349	360	9.8%
Operating realized gain (loss)	50	53	49	55	54	8.0%
Amortization of deferred gain	6	6	7	7	6	0.0%
Other revenues	136	132	120	142	124	-8.8%
Total operating revenues	1,204	1,249	1,267	1,282	1,232	2.3%
Operating expenses:
Interest credited	199	199	210	203	207	4.0%
Benefits	141	135	135	138	152	7.8%
Commissions incurred	275	297	276	287	268	-2.5%
Other expenses incurred	255	264	258	280	260	2.0%
Amounts capitalized	(127)	(144)	(113)	(132)	(118)	7.1%
Amortization	111	118	98	115	112	0.9%
Total operating expenses	854	869	864	891	881	3.2%
Income (loss) from operations before taxes	350	380	403	391	351	0.3%
Federal income tax expense (benefit)	60	57	65	59	49	-18.3%
Income (loss) from operations	$290	$323	$338	$332	$302	4.1%

Effective Federal Income Tax Rate	17.2%	15.0%	16.1%	15.1%	14.0%

Average Equity, Excluding Goodwill and AOCI	$5,071	$5,077	$5,282	$5,310	$5,298	4.5%

ROE, Excluding Goodwill and AOCI	22.9%	25.5%	25.6%	25.0%	22.8%

Return on Average Account Values	72	78	80	78	74	2

Income (Loss) from Operations
Variable annuity	261	293	287	295	269	3.1%
Fixed annuity	29	30	51	37	33	13.8%

Account Values, Net of Reinsurance – End of Period
Variable account values without GLBs	$60,002	$64,495	$65,223	$69,625	$66,584	11.0%
Variable account values with GLBs	84,155	86,901	84,320	86,234	78,837	-6.3%
Fixed account values	16,966	16,911	16,804	16,866	16,723	-1.4%
Total account values	161,123	168,307	166,347	172,725	162,144	0.6%
Percent variable account values with GLBs	52.2%	51.6%	50.7%	49.9%	48.6%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$71	$74	$75	$76	$70	-1.4%
Net investment income	248	250	245	250	238	-4.0%
Other revenues	8	9	8	9	10	25.0%
Total operating revenues	327	333	328	335	318	-2.8%
Operating expenses:
Interest credited	155	155	153	154	152	-1.9%
Benefits	1	1	1	1	1	0.0%
Commissions incurred	21	20	21	21	20	-4.8%
Other expenses incurred	77	79	78	89	79	2.6%
Amounts capitalized	(5)	(4)	(5)	(7)	(5)	0.0%
Amortization	8	8	8	9	7	-12.5%
Total operating expenses	257	259	256	267	254	-1.2%
Income (loss) from operations before taxes	70	74	72	68	64	-8.6%
Federal income tax expense (benefit)	13	12	12	11	9	-30.8%
Income (loss) from operations	$57	$62	$60	$57	$55	-3.5%

Effective Federal Income Tax Rate	18.9%	16.7%	16.8%	16.3%	13.7%

Average Equity, Excluding Goodwill and AOCI	$1,526	$1,535	$1,492	$1,477	$1,534	0.5%

ROE, Excluding Goodwill and AOCI	14.9%	16.1%	16.1%	15.4%	14.4%

Return on Average Account Values	25	26	25	23	23	(2)

Pre-tax Net Margin	40.4%	41.5%	41.2%	37.6%	38.6%

Net Flows by Market
Small Market	$(28)	$106	$(43)	$98	$(116)	NM
Mid - Large Market	680	755	423	(58)	1,350	98.5%
Multi-Fund® and Other	(305)	(344)	(401)	(420)	(288)	5.6%

Net Flows – Trailing Twelve Months	$(158)	$1,566	$1,183	$464	$1,062	NM

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$253	$258	$256	$266	$277	9.5%
Fee income	867	915	1,230	848	846	-2.4%
Net investment income	809	852	832	716	688	-15.0%
Operating realized gain (loss)	(2)	(2)	-	(4)	1	150.0%
Amortization of deferred gain on
business sold through reinsurance	3	3	3	13	12	300.0%
Other revenues	9	3	4	5	1	-88.9%
Total operating revenues	1,939	2,029	2,325	1,844	1,825	-5.9%
Operating expenses:
Interest credited	370	372	375	322	325	-12.2%
Benefits	1,173	999	976	1,126	1,126	-4.0%
Commissions incurred	120	130	153	236	156	30.0%
Other expenses incurred	194	208	201	234	202	4.1%
Amounts capitalized	(138)	(154)	(175)	(276)	(182)	-31.9%
Amortization	90	157	682	105	133	47.8%
Total operating expenses	1,809	1,712	2,212	1,747	1,760	-2.7%
Income (loss) from operations before taxes	130	317	113	97	65	-50.0%
Federal income tax expense (benefit)	23	62	20	17	7	-69.6%
Income (loss) from operations	$107	$255	$93	$80	$58	-45.8%

Effective Federal Income Tax Rate	17.7%	19.7%	17.6%	17.1%	11.3%

Average Equity, Excluding Goodwill and AOCI	$8,909	$9,035	$9,245	$8,971	$8,831	-0.9%

ROE, Excluding Goodwill and AOCI	4.8%	11.3%	4.0%	3.6%	2.6%

Average Account Values, Net of Reinsurance	$58,008	$59,056	$59,642	$51,067	$51,236	-11.7%

In-Force Face Amount
UL and other	$358,044	$357,670	$357,624	$362,106	$361,490	1.0%
Term insurance	549,960	567,525	587,372	611,854	635,123	15.5%
Total in-force face amount	$908,004	$925,195	$944,996	$973,960	$996,613	9.8%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,119	$1,107	$1,107	$1,117	$1,169	4.5%
Net investment income	91	95	91	90	85	-6.6%
Other revenues	44	45	45	45	49	11.4%
Total operating revenues	1,254	1,247	1,243	1,252	1,303	3.9%
Operating expenses:
Interest credited	1	1	1	2	1	0.0%
Benefits	970	877	971	1,072	1,027	5.9%
Commissions incurred	91	87	88	95	94	3.3%
Other expenses incurred	208	210	209	225	217	4.3%
Amounts capitalized	(21)	(21)	(19)	(30)	(21)	0.0%
Amortization	38	34	33	34	37	-2.6%
Total operating expenses	1,287	1,188	1,283	1,398	1,355	5.3%
Income (loss) from operations before taxes	(33)	59	(40)	(146)	(52)	-57.6%
Federal income tax expense (benefit)	(7)	13	(8)	(31)	(11)	-57.1%
Income (loss) from operations	$(26)	$46	$(32)	$(115)	$(41)	-57.7%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,718	$2,731	$2,759	$2,810	$2,899	6.7%

ROE, Excluding Goodwill and AOCI	-3.8%	6.8%	-4.6%	-16.4%	-5.6%

Loss Ratios by Product Line
Life	101.0%	79.6%	105.1%	108.7%	91.0%
Disability	78.8%	79.0%	77.7%	90.2%	87.2%
Dental	76.8%	81.6%	75.7%	71.1%	71.1%
Total	86.8%	79.3%	87.8%	96.1%	88.0%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Other Operations
Operating revenues:
Insurance premiums	$2	$6	$1	$10	$1	-50.0%
Net investment income	34	35	37	40	41	20.6%
Other revenues	2	4	4	6	(2)	NM
Total operating revenues	38	45	42	56	40	5.3%
Operating expenses:
Interest credited	12	10	10	10	12	0.0%
Benefits	15	25	21	21	14	-6.7%
Commissions and other expenses	29	25	117	19	12	-58.6%
Interest and debt expense	65	65	66	66	66	1.5%
Spark program expense	13	21	22	30	31	138.5%
Total operating expenses	134	146	236	146	135	0.7%
Income (loss) from operations before taxes	(96)	(101)	(194)	(90)	(95)	1.0%
Federal income tax expense (benefit)	(18)	(23)	(42)	(22)	(15)	16.7%
Income (loss) from operations	$(78)	$(78)	$(152)	$(68)	$(80)	-2.6%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$6,025	$7,884	$6,472	$6,169	$6,284	4.3%
Business acquired (sold) through reinsurance	-	-	-	(650)	-	NM
Deferrals	295	325	312	446	328	11.2%
Operating amortization	(244)	(314)	(820)	(259)	(284)	-16.4%
Deferrals, net of operating amortization	51	11	(508)	187	44	-13.7%
Amortization associated with benefit ratio unlocking	(6)	(11)	4	(11)	36	NM
Adjustment related to realized (gains) losses	50	(10)	10	36	(37)	NM
Adjustment related to unrealized (gains) losses	1,764	(1,402)	191	553	2,693	52.7%
Balance as of end-of-period	$7,884	$6,472	$6,169	$6,284	$9,020	14.4%

DFEL
Balance as of beginning-of-period	$401	$559	$433	$396	$415	3.5%
Business acquired (sold) through reinsurance	-	-	-	(290)	-	NM
Deferrals	231	240	251	294	256	10.8%
Operating amortization	(131)	(179)	(522)	(147)	(151)	-15.3%
Deferrals, net of operating amortization	100	61	(271)	147	105	5.0%
Amortization associated with benefit ratio unlocking	(1)	(2)	1	(1)	6	NM
Adjustment related to realized (gains) losses	1	(2)	(8)	(1)	(6)	NM
Adjustment related to unrealized (gains) losses	58	(183)	241	164	843	NM
Balance as of end-of-period	$559	$433	$396	$415	$1,363	143.8%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,787	$4,771	$4,561	$4,637	$6,049	4.5%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Fixed Annuities
Balance as of beginning-of-period	$25,405	$25,008	$24,840	$24,642	$24,728	-2.7%
Gross deposits	86	184	342	413	374	NM
Full surrenders and deaths	(494)	(482)	(489)	(415)	(420)	15.0%
Other contract benefits	(141)	(115)	(163)	(198)	(171)	-21.3%
Net flows	(549)	(413)	(310)	(200)	(217)	60.5%
Contract holder assessments	(25)	(22)	(20)	(17)	(15)	40.0%
Reinvested interest credited	177	267	132	303	(21)	NM
Balance as of end-of-period, gross	25,008	24,840	24,642	24,728	24,475	-2.1%
Reinsurance ceded	(8,042)	(7,929)	(7,838)	(7,862)	(7,752)	3.6%
Balance as of end-of-period, net	$16,966	$16,911	$16,804	$16,866	$16,723	-1.4%

Variable Annuities
Balance as of beginning-of-period	$140,313	$144,157	$151,396	$149,550	$155,866	11.1%
Gross deposits	2,728	3,025	2,365	2,598	2,331	-14.6%
Full surrenders and deaths	(1,901)	(1,871)	(1,875)	(1,858)	(1,567)	17.6%
Other contract benefits	(1,054)	(1,038)	(1,021)	(1,195)	(1,100)	-4.4%
Net flows	(227)	116	(531)	(455)	(336)	-48.0%
Contract holder assessments	(684)	(705)	(723)	(727)	(692)	-1.2%
Change in market value and reinvestment	4,755	7,828	(592)	7,498	(9,410)	NM
Balance as of end-of-period, gross	144,157	151,396	149,550	155,866	145,428	0.9%
Reinsurance ceded	-	-	(7)	(7)	(7)	NM
Balance as of end-of-period, net	$144,157	$151,396	$149,543	$155,859	$145,421	0.9%

Total
Balance as of beginning-of-period	$165,718	$169,165	$176,236	$174,192	$180,594	9.0%
Gross deposits	2,814	3,209	2,707	3,011	2,705	-3.9%
Full surrenders and deaths	(2,395)	(2,353)	(2,364)	(2,273)	(1,987)	17.0%
Other contract benefits	(1,195)	(1,153)	(1,184)	(1,393)	(1,271)	-6.4%
Net flows	(776)	(297)	(841)	(655)	(553)	28.7%
Contract holder assessments	(709)	(727)	(743)	(744)	(707)	0.3%
Change in market value and reinvestment	4,932	8,095	(460)	7,801	(9,431)	NM
Balance as of end-of-period, gross	169,165	176,236	174,192	180,594	169,903	0.4%
Reinsurance ceded	(8,042)	(7,929)	(7,845)	(7,869)	(7,759)	3.5%
Balance as of end-of-period, net	$161,123	$168,307	$166,347	$172,725	$162,144	0.6%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
General Account
Balance as of beginning-of-period	$22,916	$23,008	$22,995	$23,152	$23,639	3.2%
Gross deposits	490	424	504	908	572	16.7%
Withdrawals	(583)	(590)	(647)	(631)	(554)	5.0%
Net flows	(93)	(166)	(143)	277	18	119.4%
Transfers between fixed and variable accounts	35	3	149	59	154	NM
Contract holder assessments	(3)	(3)	(3)	(4)	(3)	0.0%
Reinvestment interest credited	153	153	154	155	150	-2.0%
Balance as of end-of-period	$23,008	$22,995	$23,152	$23,639	$23,958	4.1%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$65,391	$68,149	$72,913	$72,454	$75,475	15.4%
Gross deposits	2,150	2,365	1,907	2,092	2,795	30.0%
Withdrawals	(1,710)	(1,682)	(1,785)	(2,749)	(1,867)	-9.2%
Net flows	440	683	122	(657)	928	110.9%
Transfers between fixed and variable accounts	(141)	(43)	(154)	(77)	(230)	-63.1%
Contract holder assessments	(62)	(65)	(66)	(67)	(64)	-3.2%
Change in market value and reinvestment	2,521	4,189	(361)	3,822	(4,724)	NM
Balance as of end-of-period	$68,149	$72,913	$72,454	$75,475	$71,385	4.7%

Total
Balance as of beginning-of-period	$88,307	$91,157	$95,908	$95,606	$99,114	12.2%
Gross deposits	2,640	2,789	2,411	3,000	3,367	27.5%
Withdrawals	(2,293)	(2,272)	(2,432)	(3,380)	(2,421)	-5.6%
Net flows	347	517	(21)	(380)	946	172.6%
Transfers between fixed and variable accounts	(106)	(40)	(5)	(18)	(76)	28.3%
Contract holder assessments	(65)	(68)	(69)	(71)	(67)	-3.1%
Change in market value and reinvestment	2,674	4,342	(207)	3,977	(4,574)	NM
Balance as of end-of-period	$91,157	$95,908	$95,606	$99,114	$95,343	4.6%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
General Account
Balance as of beginning-of-period	$38,136	$38,053	$38,013	$37,969	$38,094	-0.1%
Deposits	899	895	894	1,050	878	-2.3%
Withdrawals and deaths	(296)	(243)	(237)	(213)	(315)	-6.4%
Net flows	603	652	657	837	563	-6.6%
Contract holder assessments	(1,073)	(1,074)	(1,086)	(1,107)	(1,131)	-5.4%
Reinvested interest credited	387	382	385	395	395	2.1%
Balance as of end-of-period, gross	38,053	38,013	37,969	38,094	37,921	-0.3%
Reinsurance ceded	(636)	(628)	(620)	(5,562)	(5,544)	NM
Balance as of end-of-period, net	$37,417	$37,385	$37,349	$32,532	$32,377	-13.5%

Separate Account
Balance as of beginning-of-period	$21,078	$21,983	$23,361	$23,250	$24,907	18.2%
Deposits	320	383	430	822	456	42.5%
Withdrawals and deaths	(130)	(156)	(216)	(221)	(136)	-4.6%
Net flows	190	227	214	601	320	68.4%
Contract holder assessments	(197)	(203)	(211)	(247)	(218)	-10.7%
Change in market value and reinvestment	912	1,354	(114)	1,303	(1,545)	NM
Balance as of end-of-period, gross	21,983	23,361	23,250	24,907	23,464	6.7%
Reinsurance ceded	(990)	(1,044)	(1,018)	(5,593)	(5,215)	NM
Balance as of end-of-period, net	$20,993	$22,317	$22,232	$19,314	$18,249	-13.1%

Total
Balance as of beginning-of-period	$59,214	$60,036	$61,374	$61,219	$63,001	6.4%
Deposits	1,219	1,278	1,324	1,872	1,334	9.4%
Withdrawals and deaths	(426)	(399)	(453)	(434)	(451)	-5.9%
Net flows	793	879	871	1,438	883	11.3%
Contract holder assessments	(1,270)	(1,277)	(1,297)	(1,354)	(1,349)	-6.2%
Change in market value and reinvestment	1,299	1,736	271	1,698	(1,150)	NM
Balance as of end-of-period, gross	60,036	61,374	61,219	63,001	61,385	2.2%
Reinsurance ceded	(1,626)	(1,672)	(1,638)	(11,155)	(10,759)	NM
Balance as of end-of-period, net	$58,410	$59,702	$59,581	$51,846	$50,626	-13.3%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 3/31/21		As of 12/31/21		As of 3/31/22
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Allowance for Credit Losses, at Amortized Cost
Industry corporate bonds:
Financial services	$16,055	15.2%	$16,438	15.6%	$16,969	15.8%
Basic industry	4,700	4.4%	4,436	4.2%	4,532	4.2%
Capital goods	7,459	7.0%	7,316	7.0%	7,400	6.9%
Communications	4,371	4.1%	4,124	3.9%	4,234	3.9%
Consumer cyclical	5,566	5.3%	5,811	5.5%	6,070	5.6%
Consumer non-cyclical	16,795	15.9%	16,905	16.1%	17,082	15.9%
Energy	5,469	5.2%	4,932	4.7%	4,871	4.5%
Technology	4,903	4.6%	5,173	4.9%	5,242	4.9%
Transportation	3,421	3.2%	3,414	3.2%	3,536	3.3%
Industrial other	2,133	2.0%	2,159	2.1%	2,283	2.1%
Utilities	14,123	13.2%	13,785	13.0%	14,036	13.1%
Government-related entities	1,871	1.8%	1,863	1.8%	1,820	1.7%
Residential mortgage-backed securities ("RMBS")
Agency backed	2,401	2.3%	1,973	1.9%	1,921	1.8%
Non-agency backed	418	0.4%	360	0.3%	367	0.3%
Commercial mortgage-backed securities ("CMBS")	1,464	1.4%	1,552	1.5%	1,656	1.5%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	6,323	6.0%	6,356	6.0%	6,646	6.2%
Other ABS	1,557	1.5%	2,083	2.0%	2,399	2.2%
Municipals	5,474	5.2%	5,322	5.1%	5,380	5.0%
Government:
United States	393	0.4%	375	0.4%	392	0.4%
Foreign	428	0.4%	373	0.4%	358	0.3%
Hybrid & redeemable preferred securities	528	0.5%	408	0.4%	408	0.4%
Total fixed maturity AFS securities, net of allowance for credit losses, at amortized cost	105,852	100.0%	105,158	100.0%	107,602	100.0%
Trading Securities	4,067		4,170		4,348
Equity Securities	125		285		307
Total fixed maturity AFS, trading and equity securities	$110,044		$109,613		$112,257

Lincoln Financial Group
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 3/31/21		As of 12/31/21		As of 3/31/22
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$58,414	55.1%	$58,542	55.7%	$59,694	55.5%
NAIC 2 (BBB)	43,248	40.9%	42,797	40.7%	44,120	41.0%
Total investment grade	101,662	96.0%	101,339	96.4%	103,814	96.5%

NAIC 3 (BB)	2,817	2.8%	2,278	2.1%	2,148	1.9%
NAIC 4 (B)	1,323	1.2%	1,424	1.4%	1,479	1.4%
NAIC 5 (CCC and lower)	48	0.0%	51	0.0%	95	0.1%
NAIC 6 (in or near default)	2	0.0%	66	0.1%	66	0.1%
Total below investment grade	4,190	4.0%	3,819	3.6%	3,788	3.5%
Total	$105,852	100.0%	$105,158	100.0%	$107,602	100.0%

Commercial Mortgage Loans, at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,366	80.2%	$14,028	81.7%	$13,912	82.4%
CM2 (BBB)	2,959	17.8%	2,878	16.8%	2,695	16.0%
CM3-7 (BB and lower)	342	2.0%	265	1.5%	263	1.6%
Total	$16,667	100.0%	$17,171	100.0%	$16,870	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, at Amortized Cost (1)(2)
AAA-A	$71,780	58.6%	$72,570	59.3%	$73,606	59.1%
BBB	46,207	37.7%	45,675	37.3%	46,815	37.6%
BB and lower	4,532	3.7%	4,084	3.4%	4,051	3.3%
Total	$122,519	100.0%	$122,329	100.0%	$124,472	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.

Lincoln Financial Group
Realized Gain (Loss), After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$48	$51	$49	$51	$55	14.6%
Total excluded realized gain (loss)	(229)	(53)	36	(166)	(26)	88.6%
Total realized gain (loss), pre-tax	$(181)	$(2)	$85	$(115)	$29	116.0%

Components of Excluded Realized Gain (Loss), After-Tax
Credit loss benefit (expense) on mortgage loans on
real estate	$17	$8	$28	$26	$13	-23.5%
Credit loss benefit (expense) on other financial assets	(1)	(3)	(9)	5	(4)	NM
Realized gain (loss) related to certain financial assets	1	(5)	(4)	(6)	(7)	NM
Realized gain (loss) on equity securities	8	16	3	4	3	-62.5%
Realized gain (loss) on the mark-to-market on certain
instruments	19	(2)	8	34	(9)	NM
Realized gain (loss) related to financial assets, after-tax	44	14	26	63	(4)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged and benefit ratio unlocking	(42)	13	(4)	(78)	(247)	NM
GLB non-performance risk component	(144)	(1)	(2)	(47)	18	112.5%
Total variable annuity net derivative results	(186)	12	(6)	(125)	(229)	-23.1%
Indexed annuity forward-starting option	17	8	(3)	7	43	152.9%
Excluded realized gain (loss), including
benefit ratio unlocking, after-tax	(125)	34	17	(55)	(190)	-52.0%
Less: benefit ratio unlocking, after-tax	55	77	(12)	77	(170)	NM
Total excluded realized gain (loss), after-tax	$(180)	$(43)	$29	$(132)	$(20)	88.9%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/21	6/30/21	9/30/21	12/31/21	3/31/22	Change
Revenues
Total revenues	$4,534	$4,851	$5,241	$4,604	$4,687	3.4%
Less:
Excluded realized gain (loss)	(229)	(53)	36	(166)	(26)	88.6%
Amortization of DFEL associated with
benefit ratio unlocking	1	1	-	1	(5)	NM
Adjusted operating revenues	$4,762	$4,903	$5,205	$4,769	$4,718	-0.9%

Net Income
Net income (loss)	$225	$642	$318	$220	$104	-53.8%
Less:
Excluded realized gain (loss), after-tax	(180)	(43)	29	(132)	(20)	88.9%
Benefit ratio unlocking, after-tax	55	77	(12)	77	(170)	NM
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	-	-	-	(11)	-	NM
Gain (loss) on modification or early extinguishment
of debt, after-tax	-	-	(6)	-	-	NM
Total adjustments	(125)	34	11	(66)	(190)	-52.0%
Adjusted income (loss) from operations	$350	$608	$307	$286	$294	-16.0%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.16	$3.34	$1.68	$1.20	$0.58	-50.0%
Less:
Excluded realized gain (loss), after-tax	(0.94)	(0.22)	0.15	(0.72)	(0.11)	88.3%
Benefit ratio unlocking, after-tax	0.28	0.39	(0.06)	0.42	(0.97)	NM
Transaction and integration costs related to
mergers, acquisitions and divestitures, after-tax	-	-	-	(0.06)	-	NM
Gain (loss) on modification or early extinguishment
of debt, after-tax	-	-	(0.03)	-	-	NM
Adjusted income (loss) from operations	$1.82	$3.17	$1.62	$1.56	$1.66	-8.8%